iShares®

iShares, Inc.

Supplement dated March 16, 2020 (the “Supplement”)

to the Summary Prospectus and Prospectus, each dated December 30, 2019, and

Statement of Additional Information dated December 30, 2019 (as revised March 2, 2020)

(the “SAI”) for the iShares MSCI Frontier 100 ETF (FM) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.

Effective immediately, the Fund’s Summary Prospectus, Prospectus and SAI are amended as follows:

Boursa Kuwait, the national stock exchange of Kuwait, had previously announced the suspension of its operations on March 12, 2020. Subsequently, the national stock exchange of Kuwait announced that it will resume operations and trading starting on March 15, 2020. The national stock exchange of Kuwait may suspend operations in the future, and the timing and duration of any suspension is uncertain.

Any suspension of trading in Kuwait or other events related to the coronavirus could have a significant impact on the Fund and its investments, can impact the Fund’s ability to purchase or sell Kuwaiti securities, and could result in elevated tracking error and increased premiums or discounts to the Fund’s net asset value.

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-SUPP-FM-0320-2

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE